UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 1, 2023

VALVOLINE INC.

(Exact name of registrant as specified in its charter)

Kentucky	001-37884	30-0939371
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Valvoline Way Lexington, KY 40509
(Address of Principal Executive Offices)

(859) 357-7777

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	VVV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed on a Current Report on Form 8-K filed by Valvoline Inc., a Kentucky corporation (“Valvoline”), on August 1, 2022, Valvoline entered into an Equity Purchase Agreement, dated as of July 31, 2022 (the “Original Purchase Agreement”), with Gateway Velocity Holding Corp., a Delaware corporation (“Purchaser”), and, solely for certain purposes set forth therein, Aramco Overseas Company B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of The Netherlands, pursuant to which Valvoline agreed to sell all of the issued and outstanding equity interests of VGP Holdings LLC, a Delaware limited liability company (“VGP”), which holds all of the issued and outstanding equity interests in the companies that, along with their respective subsidiaries, operate Valvoline’s Global Products business, to Purchaser (the “Transaction”).

On March 1, 2023, the parties to the Original Purchase Agreement entered into an Amended and Restated Equity Purchase Agreement (as amended, supplemented or otherwise modified, the “Purchase Agreement”). Pursuant to the Purchase Agreement, the completion of the transactions involving Valvoline’s Global Products business in the United Arab Emirates will occur on one or more future dates and is subject to the satisfaction or waiver of limited closing conditions as set forth in the Purchase Agreement.

On March 1, 2023, Valvoline completed the Transaction. The purchase price is $2.65 billion in cash, subject to certain customary adjustments as set forth in the Purchase Agreement.

On March 1, 2023, pursuant to the Purchase Agreement and in connection with the Transaction, Valvoline and its wholly-owned subsidiaries, Valvoline LLC, a Delaware limited liability company (“Valvoline LLC”), and Valvoline Licensing and Intellectual Property LLC, a Delaware limited liability company, entered into a Trademark Co-Existence Agreement (the “Brand Agreement”) with VGP and VGP IPCo LLC, a Delaware limited liability company and wholly-owned subsidiary of VGP. Pursuant to the Brand Agreement, Valvoline will retain ownership of the Valvoline brand for all retail services, including transportation-related retail services, conducted (i) on a business to consumer basis, or (ii) solely with respect to vehicle maintenance or care on all modes of ground transportation, on a business to business basis, in each case, either directly or through a franchisee, licensee, or business partner, whether previously, now, or hereafter rendered, and all marketing, promotion, and advertising thereof.

In addition, pursuant to the Purchase Agreement and in connection with the Transaction, on March 1, 2023, Valvoline and Valvoline LLC entered into a Supply Agreement (the “Supply Agreement”) with VGP. Pursuant to the Supply Agreement, Valvoline will purchase substantially all lubricant and certain ancillary products for its stores in the United States and Canada from VGP, subject to the terms and conditions set forth in the Supply Agreement.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference. The foregoing descriptions of the Brand Agreement and the Supply Agreement are not complete and are qualified in their entirety by reference to the Brand Agreement and the Supply Agreement, as applicable, copies of which will be filed as exhibits to the Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2023 to be filed by Valvoline with the U.S. Securities and Exchange Commission.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosure in Item 1.01 above is hereby incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 1, 2023, Jamal K. Muashsher, Valvoline’s Senior Vice President and President, Global Products; Thomas A. Gerrald II, Valvoline’s Senior Vice President and Chief Supply Chain Officer; and Michael S. Ryan, Valvoline’s Chief Accounting Officer, each resigned as executive officers of Valvoline to assume roles with VGP in connection with the Transaction.

Effective March 1, 2023, the Board of Directors of Valvoline appointed Dione R. Sturgeon, age 45, as Chief Accounting Officer and Controller of Valvoline. Ms. Sturgeon was most recently Vice President, Corporate Controller, of Valvoline from March 2022 to March 1, 2023. Prior to such time, Ms. Sturgeon served as Valvoline’s Senior Director, Global Accounting, Reporting & Controls from October 2020 to March 2022 and as Valvoline’s Director, Corporate Accounting from August 2016 to October 2020. From September 1999 to July 2016, Ms. Sturgeon held various positions at PricewaterhouseCoopers LLP. Ms. Sturgeon is a Certified Public Accountant.

In connection with her appointment, Ms. Sturgeon will receive an annual base salary of $248,000. Ms. Sturgeon is also eligible to participate in the Valvoline Incentive Plan, with a target annual incentive compensation opportunity equal to 40% of her annual base salary. Ms. Sturgeon will receive a grant of time-based restricted stock units in connection with her appointment with a grant date value of $30,000, which is in addition to her annual equity grant for fiscal year 2023 that was granted in November 2022 in the form of time-based restricted stock units with a grant date value of $75,000, each of which vests in equal installments on each of the first three anniversaries of the applicable grant date, subject to continued employment through each vesting date. Ms. Sturgeon is also eligible to participate in other benefit plans and programs, including participation in the Valvoline Severance Plan, consistent with other similarly situated executives.

There are no transactions involving Valvoline and Ms. Sturgeon that Valvoline would be required to report pursuant to Item 404(a) of Regulation S-K. Additionally, there are no family relationships between Ms. Sturgeon and any other executive officers of Valvoline or members of Valvoline’s Board of Directors.

Item 7.01. Regulation FD Disclosure.

On March 1, 2023, Valvoline issued a press release announcing the completion of the Transaction. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

10.1*	Amended and Restated Equity Purchase Agreement, dated as of March 1, 2023, among Valvoline Inc., Gateway Velocity Holding Corp. and Aramco Overseas Company B.V.

99.1	Valvoline Press Release, dated March 1, 2023.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

*

Schedules and exhibits to this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Valvoline hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 1, 2023

VALVOLINE INC.
(Registrant)

/s/ Mary E. Meixelsperger
Mary E. Meixelsperger
Chief Financial Officer